UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25707

Date of Report: January 8, 2008

THE BRALORNE MINING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	91-1948355
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 618, + 17 Anyuan Road, Chaoyang District, Beijing, P.R. China	100029
(Address of principal executive offices)	(Zip Code)

86-10-6498-7788
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Director

On January 8, 2008, Guan Da Wei resigned from his position as a member of the Board of Directors of Smooth Global (China) Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smooth Global (China) Holdings, Inc.

Dated:  January 11, 2008

By:  /s/

Zheng Shuying

Zheng Shuying, Chief Executive Officer